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                                 EXHIBIT 10.108
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 12/30/96


                          NEW YORK SETTLEMENT AGREEMENT


                  SETTLEMENT AGREEMENT dated December 30, 1996 by and among BRADLEY S. JACOBS ("Jacobs") of 350 Round Hill Road, Greenwich, Connecticut, MARC P. SHORE ("Shore") of 68 Talcott Road, Rye Brook, New York, UNITED WASTE SYSTEMS, INC., a Delaware corporation ("UWS"), and SHOREWOOD PACKAGING CORPORATION, a Delaware corporation ("SPC").


                                    RECITALS


                  Bradley S. Jacobs has sued SPC in the United States District Court for the Southern District of New York (95 Civ. 9414(DC)) (the "Litigation").

                  Marc P. Shore is a director and officer of SPC, Bradley S. Jacobs is a director and officer of UWS.

                  The parties desire to settle their differences in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein, it is hereby agreed as follows:

1.                Termination of Litigation; No Disparagement; No Admission

                  (a) Shore, Jacobs, UWS and SPC shall promptly cause the Litigation to be permanently and irrevocably dis-missed with prejudice and without costs or dis-bursements. In furtherance thereof, counsel for Jacobs and SPC are concurrently herewith executing a stipulation to effectuate such dismissal, and such document shall be duly filed by counsel to the parties as soon as practicable. Each party agrees to execute, deliver and file all such additional instruments, documents, stipulations and certifi-cates as may be necessary or appropriate fully and finally to effectuate such dismissal with prejudice and without costs or disbursements.

                  (b) Jacobs and UWS, on the one hand, and Shore and SPC, on the other hand, agree and acknowledge that neither will make any disparaging remarks, whether publicly or privately, about the other, or the business, affairs, practices or performance of the other.

                  (c) Nothing contained herein shall be deemed to be, or is intended to be, an admission of liability or

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                          culpability on the part of any party hereto with
                          respect to any matter whatsoever.

2.       General Releases

                  (a) Each of Shore and SPC, for themselves, their heirs, executors, administrators, subsidiaries, successors and assigns, hereby remise, release, and forever discharge any and all Claims (as hereinafter defined) against any and all of Bradley S. Jacobs, United Waste Systems, Inc. and the Associates (as hereinafter defined) of each such released person or entity.

                  (b) Each of Jacobs and UWS, for themselves, their heirs, executors, administrators, subsidiaries, successors and assigns, hereby remise, release, and forever discharge any and all Claims against any and all of Marc P. Shore, Shorewood Packaging Corporation and the Associates of each such released person or entity.

                  (c) Other than actions to enforce the provisions of this Agreement, no releasing party hereto shall commence, initiate or make any charge, complaint, action, suit, proceeding, hearing, Claim or demand whatsoever, direct or indirect, express or derivative, against any person or entity released by the releasing party, or any member of such released party's "immediate family", within the meaning of the rules promulgated under the Exchange Act of 1934, as amended (the "Exchange Act"), in respect of any Claim. Should any party breach the provisions of this Section , the aggrieved party or parties shall be entitled to recover any resulting legal fees and expenses. The non-prevailing party or parties in any final judgment of a court (from which no appeal can be taken) in any action or proceeding brought by any party under this Agreement against any other party or parties hereto, shall reimburse the prevailing party or parties in such judgment for his, her or its attorney's fees and court costs.

                  (d) As used in this Agreement with respect to the releases aforesaid:

                           (i) The term "Claims" means any and all manner of actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, attorneys' fees, bonds, bills, specialties, covenants, contracts, controversies, agree-ments, liabilities, variances, trespasses, damages, judgments, extents, executions, claims, demands, costs and expenses whatsoever, whether based on any federal or state law or right of action, in law, admiralty or equity, whether or not arising from fraud or fraud in the inducement and whether foreseen or unforeseen, matured or unmatured, known or unknown, accrued or not accrued, which any releasing person ever had, now or hereafter

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                                    can, shall or may, have for, upon, or by
                                    reason of, or relating to, any matter,
                                    action, transaction, omission, practice, conduct, cause, fact, matter, transaction, occurrence, event or thing, whatsoever, from the beginning of the world to the date hereof.

                                    A.  Without limiting the generality of the
                                        foregoing, the term "Claims" also in-
                                        cludes the Litigation and any claims,
                                        rights or liabilities which may arise
                                        pursuant to, by reason of, or in connec-tion with, any matter, cause or thing relating to the Litigation (including any claim that the Litigation, or any actions, investigations, or motions therein or in connection therewith, or any other conduct whatsoever, was vexatious or unlawful, or otherwise unwarranted or improper), the Proxy Solicitation (as hereinafter defined) or any of the other transactions and circumstances described in the Recitals hereto. The "Proxy Solicitation" means the action undertaken by Bradley S. Jacobs to seek one seat on the Board of Directors of SPC and to solicit proxies on behalf of himself and in opposition to management's proposals being submitted for stockholder approval at SPC's 1996 annual meeting.

                                    B.  Notwithstanding the foregoing, the term
                                        "Claims" does not include any rights or
                                        liabilities arising under this Agreement or any agreement, instrument or document which is signed by any of the parties on the date hereof, or out of any breach thereof.

                           (ii) The term "Associate" as used herein with respect to any person means, as applicable, all of such person's directors, officers, proxy solicitors, attorneys with respect to all or any part of the Litigation or any Claim, private investigators, subsidiaries, personal representatives, successors and assigns. Notwithstanding the foregoing:

                                    (1) the term "Associate" as used in the
                                        release aforesaid in favor of SPC and
                                        Shore shall not include any director or
                                        officer of SPC who at any time asserts
                                        against UWS or Jacobs any matter which
                                        would have been released hereby were
                                        such director or officer to have joined
                                        as a releasor

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                                        in the release aforesaid in favor of UWS
                                        and Jacobs; and

                                    (2) the term "Associate" as used in the
                                        release aforesaid in favor of UWS and
                                        Jacobs shall not include any director or officer of UWS who at any time asserts against SPC or Shore any matter which would have been released hereby were such director or officer to have joined as a releasor in the release aforesaid in favor SPC and Shore.

3.       Related Agreements

         (a) Jacobs and UWS hereby represent and warrant to Shore and SPC that, as of the date hereof, none of them, directly or indirectly through one or more "Affiliates" (defined below), owns of record or beneficially any options to acquire shares of capital stock of SPC or any shares of capital stock of SPC. Each of Jacobs and UWS hereby covenants and agrees that for five years from the date hereof, neither one of them nor any of their "Affiliates" (regardless of whether such person or entity is an Affiliate as of the date hereof) will at any time, (i) acquire, offer to acquire, or agree to acquire or own any securities, or options to acquire securities, of SPC or any SPC Affiliated Corporation (as hereinafter defined), (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "Proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to, the voting of any voting securities of SPC or any SPC Affiliated Corporation, or (iii) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 with respect to any voting securities of SPC or any SPC Affiliated Corporation, or (iv) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of SPC or any SPC Affiliated Corporation. An "SPC Affiliated Corporation" means a corporation whose stock is traded publicly and as to which SPC sends to Jacobs and UWS a notice which advises that SPC or Shore owns not less than 5% of the outstanding common stock and of which SPC or Shore or their Affiliates continues to own not less than 5% of the outstanding common stock.

         (b) Shore and SPC hereby represent and warrant to Jacobs and UWS that, as of the date hereof, none of them, directly or indirectly through one or more Affiliates, owns of record or beneficially any options to acquire shares of capital stock of UWS or any shares of capital stock of UWS. Each of Shore and SPC hereby covenants and agrees that for five years from the date hereof neither one of them nor any of their Affiliates (regardless of whether such person or entity is an Affiliate as of the date hereof) will at any time, (i) acquire, offer to acquire, or agree to acquire or own any securities, or options

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         to acquire securities, of UWS or any UWS Affiliated Corporation (as hereinafter defined), (ii) make, or in any way participate, directly or indirectly, in any "solicitation" of "Proxies" to vote (as such terms are used in the proxy rules of the Securities and Exchange Commission), or seek to advise or influence any person or entity with respect to, the voting of any voting securities of UWS or any UWS Affiliated Corporation, or (iii) form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 with respect to any voting securities of UWS, or (iv) otherwise act, alone or in concert with others, to seek to control or influence the management, board of directors or policies of UWS or any UWS Affiliated Corporation. A "UWS Affiliated Corporation" means a corporation whose stock is traded publicly and as to which UWS sends to Shore and SPC a notice which advises that UWS or Jacobs owns not less than 5% of the outstanding common stock and of which UWS or Jacobs or their Affiliates continues to own not less than 5% of the outstanding common stock.

         (c) Simultaneously herewith or promptly hereafter, Bradley S. Jacobs shall return to SPC all tangible forms in his possession of SPC's omnibus proxies, list of record stockholders and list of non-objecting and acquiescing beneficial owners, which have heretofore been furnished by SPC to Bradley S. Jacobs (collectively, the "SPC Documents"). Bradley S. Jacobs agrees not to use the SPC Documents or the information contained therein.

         (d) Bradley S. Jacobs shall as soon as practicable hereafter request of Katten, Muchin & Zavis, McKenzie Partners and any of his agents to whom he conveyed the SPC Documents, to return to SPC all tangible forms of the SPC Documents in their respective possessions, and not to use the SPC Documents or the information contained therein.

         (e) Shore and SPC, on the one hand, and Jacobs and UWS, on the other hand, each agree that the other parties hereto would not have an adequate remedy at law for money damages in the event that such parties' covenants under this Section were not performed in accordance with the terms hereof. Accordingly, such other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which they may be entitled, at law or in equity.

         (f) As used herein, the term "Affiliate" means, with respect to any party, any person or entity acting on behalf of such party or which is controlled, directly or indirectly, by such party and, in the case of any individual, his wife and any other member of such party's "immediate family" the meaning of the rules promulgated under the Exchange Act.

4.       Disclosure

         (a) After consultation with its counsel, SPC and Shore have determined that the transactions set forth in this Agreement

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         and any agreements of even date among any or all of the parties will be described in SPC's filings with the Securities and Exchange Commission and in its press releases and other communications with shareholders and other third parties only as follows: "A stockholder of the company previously brought a suit in the United States District Court, Southern District of New York, seeking to enjoin payment of performance bonuses under the Company's 1995 performance bonus plan. That suit has been dismissed with prejudice pursuant to a settlement agreement between the Company and such stockholder."

         (b) Except for this Agreement, neither SPC nor UWS shall publicly (whether as an exhibit to filings under the Exchange Act or otherwise) file any agreement, instrument or document which was executed by the parties or any of them on the date hereof. The preceding sentence shall not apply to the extent such filing is required by law in the opinion of counsel to SPC or UWS, in which event such counsel shall give reasonable prior notice of such filing to the other party.

5.       Representations and Warranties

         (a) Each of UWS and Jacobs hereby represents to SPC and Shore as follows:

                  (i) UWS is a corporation duly organized, validly exist-ing and in good standing under the laws of the state of its incorporation or formation, and has the full legal right and power and all authority and approval required to enter into, execute, deliver and perform its obligations, under this Agreement. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, has been duly authorized by all necessary corporate action on the part of UWS. This Agreement has been duly executed and delivered by and is the valid and binding obligation of UWS and Jacobs, enforceable against each of them in accordance with its terms.

                  (ii) Jacobs has the requisite legal capacity to execute and deliver this Agreement, and to bind themselves by so doing.

                  (iii) The execution, delivery and performance of this Agreement by UWS and Jacobs and the consummation by them of the transactions contemplated hereby will not conflict with, or constitute or result in a breach, default or violation of (with or without the giving of notice or the passage of time) any of the terms, provisions or conditions of, a) the Certificate of Incorporation, By-laws or other organizational documents of UWS; b) any law, ordinance, regulation or rule applicable to UWS, Jacobs or any of them; c) any order,

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                           judgment, injunction or other decree by which UWS,
                           Jacobs, or any of them, or any of their respective assets or properties are bound; or d) any written or oral contract, agreement, or commitment to which UWS and Jacobs, or any of them, is a party or by which they or any of their respective assets or properties are bound.

         (b) Each of SPC and Shore hereby jointly and severally represents to UWS and Jacobs as follows:

                  (i) SPC is a corporation duly organized, validly exist-ing and in good standing under the laws of the state of its incorporation or formation, and has the full legal right and power and all authority and approval required to enter into, execute, deliver and perform its obligations, under this Agreement. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, has been duly authorized by all necessary corporate action on the part of SPC. This Agreement has been duly executed and delivered by and is the valid and binding obligation of SPC and Shore, enforceable against each of them in accordance with its terms.

                  (ii) Shore has the requisite legal capacity to execute and deliver this Agreement, and to bind themselves by so doing.

                  (iii) The execution, delivery and performance of this Agreement by SPC and Shore and the consummation by them of the transactions contemplated hereby will not conflict with, or constitute or result in a breach, default or violation of (with or without the giving of notice or the passage of time) any of the terms, provisions or conditions of, a) the Certificate of Incorporation, By-laws or other organizational documents of SPC; b) any law, ordinance, regulation or rule applicable to SPC, Shore or any of them; c) any order, judgment, injunction or other decree by which Jacobs, or his assets or properties are bound; or d) any written or oral contract, agreement, or commitment to which SPC and Shore, or any of them, is a party or by which they or any of their respective assets or properties are bound.

6.       Miscellaneous Provisions

         (a) This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and permitted assigns of the respective parties. No person

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         shall be entitled to any rights as a third party beneficiary of this Agreement.

         (b) Each party waives rescission of this Agreement, or of the general releases or any other provision of this Agreement, or of any agreement, instrument or document signed on this date or any provision thereof, or revival of any Claim released hereunder, as a remedy for any breach of this Agreement or of any agreement, instrument or document signed on this date.

         (c) This Agreement contains the entire agreement between the parties hereto and cannot be modified or waived except in a writing executed by all the parties hereto. Any and all prior agreements, understandings or representations, whether oral or written, are hereby terminated and cancelled in their entirety.

         (d) This Agreement may be signed in one or more counterparts, each of which when so executed shall be considered an original. Such counterparts shall, together, constitute and be one document. This Agreement may be signed by facsimile.

         (e) The parties agree that this Settlement Agreement and all documents and instruments to be executed and delivered pursuant to the terms hereof will be governed by and interpreted in accordance with the internal laws of the State of New York. The parties hereby agree to be subject to the personal jurisdiction of the federal and state courts in the City of New York, and that any disputes arising from or in relation to this Settlement Agreement may only be commenced in a Federal or State Court with appropriate jurisdiction in the Borough of Manhattan, City of New York by making service of process as set forth in the notice provisions of subparagraph (f) below.

         (f) Any notice to be given to the parties hereto shall be by a nationally recognized overnight express courier, or by certified first-class mail return receipt requested addressed to, or by hand delivery delivered to, the respective parties at their addresses set forth in the heading of this Agreement, or at such other address as either party hereto shall subsequently direct in writing, with copies to counsel for the respective parties which may be given in the manner stated:

                  If notice is to any of Shore or SPC, to:

                            Peter A. Eisenberg, Esq.
                            Bryan Cave LLP
                            245 Park Avenue
                            New York, New York 10167-0034

                  If notice is to Jacobs or UWS, to:

                            James F. Stapleton, Esq.
                            Day Berry & Howard
                            One Canterbury Green

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                             Stamford, CT 06901
                             Facsimile: (203) 977-7301,

                     and

                             Oscar D. Folger, Esq.
                             521 Fifth Avenue, 24th Floor
                             New York, New York 10175
                             Facsimile: (212) 697-7833


                     Dated this 30th day of December, 1996.


/s/ Bradley S. Jacobs
---------------------
BRADLEY S. JACOBS


/s/ Marc P. Shore
-----------------
MARC P. SHORE


UNITED WASTE SYSTEMS, INC.

By:/s/ signature illegible
   -----------------------

SHOREWOOD PACKAGING CORPORATION

By:/s/ Marc P. Shore
   -----------------

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STATE OF CONNECTICUT
COUNTY OF FAIRFIELD  ss:

On the 30th day of December 1996, before me personally came Oscar D. Folger as attorney in fact for Bradley S. Jacobs to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he or she executed the same.

/s/ Rose Anna Miller
--------------------
Notary Public


STATE OF CONNECTICUT
COUNTY OF FAIRFIELD   ss:

On the 30th day of December 1996, before me personally came Marc P. Shore, to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that he or she executed the same.

/s/ signature illegible
-----------------------
Commissioner of Superior Court


STATE OF CONNECTICUT
COUNTY OF FAIRFIELD  ss:

On the 30th day of December 1996, before me personally came Marc P. Shore, to me known, who, being by me duly sworn, did depose and say that he is the President of Shorewood Packaging Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

/s/ signature illegible
-----------------------
Commissioner of Superior Court


STATE OF CONNECTICUT, COUNTY OF FAIRFIELD ss:  Greenwich

On the 30th day of December 1996, before me personally came John name illegible to me known, who, being by me duly sworn, did depose and say that he is an officer of United Waste Systems, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

/s/ signature illegible
-----------------------
Commissioner of the Superior Court

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